UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 16, 1998


                                 BACOU USA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-28040                       05-0470688
           (Commission File Number)   (IRS Employer Identification No.)


                   10 Thurber Boulevard, Smithfield, RI 02917
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333

     Item 5.  Other Events

     Exhibit 99          Press Release of Bacou USA, Inc. dated June 16, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BACOU USA, INC.



                                      By:   /s/ Philip B. Barr, Jr.
                                         ---------------------------------------
                                                Philip B. Barr, Jr.
                                                Executive Vice President and
                                                Chief Financial Officer


Dated:  June 17, 1998